                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-05399
               ---------------------------------------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                        33 Broad Street, Boston, MA 02109
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                           Richard E. Floor, Secretary
                     The New America High Income Fund, Inc.
                                 33 Broad Street
                                Boston, MA 02109

Registrant's telephone number, including area code: (617) 263-6400

Date of fiscal year end: December 31

Date of reporting period: July 1, 2004 to December 31, 2004

THE NEW
AMERICA
HIGH INCOME
FUND, INC.

[THE NEW AMERICA HIGH INCOME FUND LOGO]

ANNUAL
REPORT
DECEMBER 31, 2004

                                                                February 1, 2005
DEAR FELLOW SHAREHOLDER,

This was a good year for our investors as the market value of the shares was little changed year-over-year, despite fluctuations during the period, and the dividend was stable throughout the year:

- The Fund's shares opened the year at a market price of $2.16, a discount of -1.4% from the net asset value ("NAV") of $2.19 per share.

- At year-end, the Fund's shares closed at a market price of $2.19, a discount of -3.1% from the closing NAV of $2.26.

- The Fund paid dividends totaling approximately $.23 per common share, a dividend yield of 10.6% based on the beginning of year market price of $2.16.

                                                         TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2004
                                                                     1 YEAR            3 YEARS CUMULATIVE
---------------------------------------------------------------------------------------------------------------
New America High Income Fund
  (Stock Price and Dividends)*                                       12.80%                  17.05%
New America High Income Fund
  (NAV and Dividends)                                                14.60%                  22.21%
Lipper Closed-End Fund Leveraged
  High Yield Average                                                 17.02%                  55.98%
CS First Boston High Yield Index                                     11.95%                  47.67%
10 Year U.S. Treasury Bond                                            4.87%                  21.75%

Sources: CS First Boston, Citigroup, Lipper, The New America High Income Fund, Inc,

* Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the share price and dividends will tend to differ from those derived from the underlying change in net asset value.

In prior shareholder letters, we have discussed the impact of the Fund's leverage on the Fund's performance. Again, we remind our fellow shareholders that in times of high yield market volatility, leverage creates greater volatility in the Fund's NAV than we would experience with an identical un-leveraged portfolio. When prices in the high yield bond market rise, the Fund's NAV may rise at a faster rate, however this positive effect becomes a negative effect when the market declines. One has only to look back to the period from 1998 through 2002 to judge the punishing impact of a poor market on a portfolio with leverage.

In 2004 the Fund's leverage was an important contributor to the common stock dividend. The Fund's leverage is in the form of Auction Term Preferred Stock (the "ATP"). The additional income contributed by the ATP is generated by the difference between the current cost of the leverage and the higher income earned on the portfolio assets attributable to the ATP. The dividend paid on the ATP is set at monthly auctions and fluctuates with short-term interest rates. The common stock dividend is principally affected by two factors, the current yield on the Fund's portfolio and the cost of the ATP. While we cannot control the portfolio yield, we have fixed the dividend cost of the ATP at 3.775% by entering into a 5 year interest rate swap. If the portfolio's current yield changes significantly, it is likely the Board of Directors will consider a change in the common stock dividend.

The portfolio had total net assets attributable to common stock and ATP ("TNA") of $342 million at year-end, of which $130 million were assets attributable to the ATP. The Fund is governed by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act limits the amount of leverage in the form of ATP that the Fund may employ to a maximum of 50% of the TNA. In addition, the Fund must comply with a number of asset coverage tests imposed by Moody's Investors Service and Fitch, Inc., both of which provide credit ratings for the Fund's ATP. During declining markets the Fund may reduce the amount of ATP outstanding to ensure that the ratio of the leverage to TNA continues to meet 1940 Act and rating agency requirements. If the Fund needs to reduce the ATP outstanding, it may have to raise the necessary cash by selling high yield portfolio securities, which may negatively impact the common stock dividend.

Despite the strong high yield market environment over the last two years, we remain reasonably positive about the stability of our portfolio under the management of Mark Vaselkiv, assisted by Paul Karpers and the able high yield team at T. Rowe Price Associates. Mark's and Paul's comments on the high yield market and portfolio strategy are outlined below.

HIGH YIELD MARKET UPDATE

The high yield bond market delivered gains for 2004, on the heels of its strong results in 2003, marking the first time it has delivered double-digit returns in consecutive years since the 1996-1997 period. For the past two years the high yield asset class has enjoyed near perfect market conditions, to the benefit of high yield companies and investors alike. Corporate fundamentals showed improvement in a temperate economic climate, while investor demand for higher-yielding securities in an overall low interest rate environment continued to attract capital to the asset class and support prices. Returns were solid across the spectrum of ratings categories, but particularly strong among the lowest rated (CCC) credits. The good results have left the asset class with historically low absolute yields, and in our view, limited potential for additional capital appreciation in 2005. While the favorable trends most high yield companies have enjoyed seem likely to persist into the year, the high yield bond market now has little room to absorb negative surprises. With interest rates remaining low and credit spreads extremely tight, the potential for a repeat of 2004 performance seems highly unlikely.

A positive development in the latter months of the year put a strong exclamation point on the excellent performance high yield investors have enjoyed for over two years. Merger and acquisition activity in the U.S. has accelerated, and high yield companies are in many cases targets of investment grade corporations looking to consolidate their industries. The Fund benefited in the fourth quarter from Nextel's announced merger with Sprint, the planned roll up of International Steel Group and Ispat Inland by their high grade foreign buyer, Mittal, and the purchase of luxury retailer Barney's, completed in December by Jones Apparel Group. These deals and several others contributed to capital gains in the portfolio throughout the year. The Nextel announcement was particularly rewarding, as it was one of the Fund's largest positions.

While the pick-up in mergers was a more recent phenomenon that may carry into 2005, the pace of refinancing activity continued at a healthy clip throughout the year as corporate issuers looked to take advantage of low interest rates. Events from the gaming industry illustrate the impact such activity could likely have on the portfolio's level of income as we move into 2005. Two of our largest holdings, the Venetian and Wynn Resorts, pursued transactions that eliminated their high cost debt. Venetian, upon completing a highly successful IPO, announced a partial tender for a portion of an 11% bond issue, and may very well eliminate the remainder of the issue shortly. While Wynn, taking advantage of near insatiable investor appetite for gaming paper, replaced a 12% issue with a new bond offering a 6.625% coupon, though the organization has yet to open its first casino property. Throughout the year there were several large mergers announced among casino companies, including combinations among MGM and Mandalay Bay, Harrah's and Caesar's Palace, and Penn National and Argosy. We anticipate the companies will eliminate any legacy high cost debt with the successful closing of these deals. For example, bonds from Penn National carrying an 11.125% interest rate are expected to be called and replaced with a new issue that will carry a far lower coupon. The challenge will be reinvesting the proceeds from these mergers, tenders, and early redemptions in the gaming industry and elsewhere at attractive rates, as the universe of truly "high yielding" high yield debt grows evermore scarce.

STRATEGY UPDATE

We made few major structural changes in the portfolio throughout the year, but kept a bias toward higher quality securities in our research efforts and remained ever vigilant to what we see as a trend to higher interest rates. We are particularly concerned about the lack of adequate compensation offered by lower-rated CCC bonds. About half the CCC rated issues the Fund owns yield less than 8%, although in our view many of them carry single-B characteristics and deserve higher ratings from the agencies. With BB's earning about 6%, it seems to us to make little sense to own the most speculative credits. In fact, General Motors, rated BBB, though widely anticipated to be facing an eventual downgrade to below investment grade, yielded 6.8% at the time of the Fund's purchase, higher than most BB and single-B rated issues in the portfolio.

The telecommunications theme continued to play out well during the last three months of the year. Many of our top performers came from this sector, including AT&T, MCI, Qwest and Nextel. Given the strong performance of the AT&T bonds, we locked in profits and sold down the position in early December. In addition to the Nextel announcement, Western Wireless seems likely to be acquired by Alltel in 2005. We added a significant position to Rogers Communications in the fourth quarter, a high quality Canadian operator of wireless phone and cable television services.

We experienced no defaults and few major credit problems during the second half of the year and feel the quality of the positions in the Fund should allow this trend to continue into 2005. We are growing more cautious, however, with respect to interest rates and spreads, and see the first quarter as an ideal time to review the portfolio for interest rate sensitive paper and questionable situations that could run into trouble in the future. This includes any holdings created to finance leveraged buyout activity, given the increasingly aggressive behavior of private equity sponsors. Private equity investors that fund the purchase of companies by issuing high yield debt are doing highly levered deals and often paying themselves huge dividends through the issuance of subordinated bonds. We feel that both occurrences are a very poor omen for the high yield asset class, not necessarily in the coming year, but over the intermediate term. As always, our focus is two fold, seeking a high level of income while preserving the Fund's principal. While it has grown increasingly difficult to achieve these objectives in the present environment, we are still able to generate the occasional idea that appears to offer sufficient income relative to the underlying credit risk. Historically, when market conditions have been at their best for high yield investors, speculation has always crept into the asset class. We see this development occurring now, and we will be ever mindful to it and its consequences in our portfolio management decisions for the year ahead.

Thank you for your interest in the Fund.

Sincerely,

/s/ Robert F. Birch                               /s/ Mark Vaselkiv                     /s/ Paul Karpers, CFA
Robert F. Birch                                   Mark Vaselkiv                         Paul Karpers, CFA
President                                         Vice President                        Vice President
The New America High Income Fund, Inc.            T. Rowe Price Associates, Inc.        T. Rowe Price Associates, Inc

THE VIEWS EXPRESSED IN THIS UPDATE ARE AS OF THE DATE OF THIS LETTER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. THE FUND AND THE ADVISER DISCLAIM ANY DUTY TO UPDATE THESE VIEWS, WHICH MAY NOT BE RELIED UPON AS INVESTMENT ADVICE. IN ADDITION, REFERENCES TO SPECIFIC COMPANY SECURITIES SHOULD NOT BE REGARDED AS INVESTMENT RECOMMENDATIONS.

                     THE NEW AMERICA HIGH INCOME FUND, INC.

INDUSTRY SUMMARY                                               AS A PERCENT OF
DECEMBER 31, 2004                                             TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Telecommunications                                                        10.47%
Containers, Packaging and Glass                                            8.69%
Oil and Gas                                                                6.92%
Hotels, Motels, Inns and Gaming                                            6.88%
Broadcasting and Entertainment                                             6.32%
Utilities                                                                  6.29%
Printing and Publishing                                                    5.97%
Chemicals, Plastic and Rubber                                              5.77%
Healthcare, Education and Childcare                                        4.97%
Mining, Steel, Iron and Non-Precious Metals                                4.93%
Building and Real Estate                                                   4.86%
Electronics                                                                3.96%
Automobile                                                                 3.10%
Aerospace and Defense                                                      2.43%
Diversified/Conglomerate Service                                           2.20%
Leisure, Amusement and Entertainment                                       1.95%
Diversified/Conglomerate Manufacturing                                     1.85%
Beverage, Food and Tobacco                                                 1.77%
Ecological                                                                 1.56%
Personal, Food and Miscellaneous Services                                  1.45%
Personal Non-Durable Consumer Products                                     1.14%
Retail Stores                                                              1.00%
Personal Transportation                                                    0.79%
Finance                                                                    0.76%
Furnishings, Housewares,
   Durable Consumer Products                                               0.61%
Banking                                                                    0.57%
Machinery                                                                  0.36%
Farming and Agriculture                                                    0.26%
Textiles and Leather                                                       0.03%
Shipping                                                                   0.01%
Short-Term Investments                                                     2.13%
                                                                         ------
   Total Investments                                                     100.00%
                                                                         ======

MOODY'S INVESTORS SERVICE RATINGS                               AS A PERCENT OF
DECEMBER 31, 2004 (UNAUDITED)                                 TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Short Term Prime-1                                                         2.13%
                                                                         ------
B1                                                                        12.26%
B2                                                                        27.59%
B3                                                                        25.14%
                                                                         ------
   Total B                                                                64.99%
                                                                         ------

Ba1                                                                        1.27%
Ba2                                                                        4.81%
Ba3                                                                       12.50%
                                                                         ------
   Total Ba                                                               18.58%
                                                                         ------

Baa1                                                                       0.50%
Baa2                                                                       0.47%
                                                                         ------
   Total Baa                                                               0.97%
                                                                         ------

Caa1                                                                      10.47%
Caa2                                                                       0.93%
Caa3                                                                       0.83%
                                                                         ------
   Total Caa                                                              12.23%
                                                                         ------

Unrated                                                                    0.92%
                                                                         ------

Equity                                                                     0.18%
                                                                         ------
   Total Investments                                                     100.00%
                                                                         ======

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2004 (DOLLAR AMOUNTS IN THOUSANDS)

                                                            MOODY'S
PRINCIPAL                                                   RATING         VALUE
AMOUNT/UNITS                                              (UNAUDITED)   (NOTE 1(a))
CORPORATE DEBT SECURITIES-- 155.85% (d)
AEROSPACE AND DEFENSE-- 3.88%
$      850   Aviall, Inc., Senior Notes,
               7.625%, 07/01/11                           B1            $       905
       525   BE Aerospace, Inc., Senior
               Subordinated Notes,
               8%, 03/01/08                               Caa3                  524
     1,125   BE Aerospace, Inc., Senior
               Subordinated Notes,
               8.875%, 05/01/11                           Caa3                1,184
     2,500   GenCorp Inc., Senior
               Subordinated Notes,
               9.50%, 08/15/13                            Caa1                2,781
       600   Sequa Corporation, Senior Notes,
               9%, 08/01/09                               B1                    680
       650   TransDigm Inc., Senior
               Subordinated Notes,
               8.375%, 07/15/11                           B3                    695
     1,500   Vought Aircraft Industries, Inc.,
               Senior Notes, 8%, 07/15/11                 B2                  1,455
                                                                        -----------
                                                                              8,224
                                                                        -----------

AUTOMOBILE -- 4.94%
       400   ADESA, Inc., Senior Subordinated
               Notes, 7.625%, 06/15/12                    B1                    422
       225   Advanced Accessory Systems, LLC,
               Senior Notes, 10.75%, 06/15/11             B3                    214
       575   Asbury Automotive Group, Inc.,
               Senior Subordinated Notes,
               8%, 03/15/14                               B3                    572
        50   Asbury Automotive Group, Inc.,
               Senior Subordinated Notes,
               9%, 06/15/12                               B3                     53
       675   Autocam Corporation, Senior
               Subordinated Notes,
               10.875%, 06/15/14                          B3                    672
       600   Cooper Standard Automotive, Inc.,
               Senior Subordinated Notes,
               8.375%, 12/15/14 (g)                       B3                    600
       590   Cummins, Inc., Senior Notes,
               9.50%, 12/01/10                            Ba2                   671
       350   Dura Operating Corporation,
               Senior Subordinated Notes,
               9%, 05/01/09                               B3                    348
$      500   Hawk Corporation, Senior Notes,
               8.75%, 11/01/14 (g)                        B2            $       515
       150   HLI Operating Company Inc.,
               Senior Notes, 10.50%, 06/15/10             B1                    161
       550   J.B. Poindexter & Co., Inc.,
               Senior Notes,
               8.75%, 03/15/14 (g)                        B1                    588
       450   MSX International, Inc.,
               Senior Subordinated Notes,
               11.375%, 01/15/08                          Caa1                  356
       525   Navistar International Corporation,
               Senior Notes,
               7.50%, 06/15/11                            Ba3                   563
     1,125   Tenneco Automotive Inc., Senior
               Subordinated Notes,
               8.625%, 11/15/14 (g)                       B3                  1,170
     1,457   TRW Automotive Inc., Senior
               Notes, 9.375%, 02/15/13                    Ba3                 1,690
     1,291   TRW Automotive Inc., Senior
               Subordinated Notes,
               11%, 02/15/13                              B1                  1,557
       350   Visteon Corporation,
               Senior Notes, 7%, 03/10/14                 Ba1                   338
                                                                        -----------
                                                                             10,490
                                                                        -----------

BANKING -- .90%
       675   Dollar Financial Group, Inc.,
               Senior Notes, 9.75%, 11/15/11              B3                    734
     1,100   Global Cash Access Inc., Senior
               Subordinated Notes,
               8.75%, 03/15/12                            Caa1                1,185
                                                                        -----------
                                                                              1,919
                                                                        -----------

BEVERAGE, FOOD AND TOBACCO -- 2.83%
       281   Agrilink Foods, Inc., Senior
               Subordinated Notes,
               11.875%, 11/01/08                          B3                    292
       925   B&G Foods, Inc., Senior Notes,
               8%, 10/01/11                               B2                    985
       400   Dole Food Company, Inc.,
               Senior Notes 8.625%, 05/01/09              B2                    434
       700   Dole Food Company, Inc.,
               Senior Notes 8.875%, 03/15/11              B2                    764

                     The accompanying notes are an integral
                       part of these financial statements.

                                                            MOODY'S
PRINCIPAL                                                   RATING         VALUE
AMOUNT/UNITS                                              (UNAUDITED)   (NOTE 1(a))
CORPORATE DEBT SECURITIES-- CONTINUED
$    1,175   Le-Nature's, Inc., Senior
               Subordinated Notes,
               10.00%, 06/15/13 (g)                       Caa1          $     1,304
       400   Pierre Foods, Inc., Senior
               Subordinated Notes,
               9.875%, 07/15/12 (g)                       B3                    414
       950   Pinnacle Foods Holding
               Corporation, Senior
               Subordinated Notes,
               8.25%, 12/01/13 (g)                        B3                    903
       450   Reddy Ice Holdings, Inc., Senior
               Discount Notes,
               10.50%, 10/15/12 (g)(h)                    Caa1                  309
       550   Wornick Company, Senior Secured
               Notes, 10.875%, 07/15/11                   B2                    597
                                                                        -----------
                                                                              6,002
                                                                        -----------

BROADCASTING AND ENTERTAINMENT -- 10.09%
       275   AMC Entertainment, Inc., Senior
               Notes, 8.625%, 08/15/12 (g)                B2                    304
       800   CCO Holdings, LLC, Senior Notes,
               8.75%, 11/15/13                            B3                    828
       600   CCO Holdings, LLC, Senior Notes,
               6.615%, 12/15/10 (g)                       B3                    599
       825   Cablevision Systems Corporation,
               Senior Notes, 8%, 04/15/12(g)              B3                    879
       800   Charter Communications
               Operating, LLC, Senior Secured
               Notes, 8%, 04/30/12 (g)                    B2                    834
       100   Charter Communications
               Operating, LLC, Senior Secured
               Notes, 8.375%, 04/30/14 (g)                B2                    105
       250   Cinemark, Inc., Senior Discount
               Notes, 9.75%, 03/15/14 (g)(h)              Caa1                  190
       975   Cinemark, Inc., Senior Discount
               Notes, 9.75%, 03/15/14 (h)                 Caa1                  741
        75   Cinemark USA, Inc., Senior
               Subordinated Notes,
               9%, 02/01/13                               B3                     86
       625   CSC Holdings, Inc., Senior Notes,
               6.75%, 04/15/12 (g)                        B1                    642
     2,625   CSC Holdings, Inc., Senior Notes,
               7.625%, 04/01/11                           B1                  2,828
     1,475   EchoStar DBS Corporation, Senior
               Notes, 6.625%, 10/01/14 (g)                Ba3                 1,497
$      644   EchoStar DBS Corporation, Senior
               Notes, 9.125%, 01/15/09                    Ba3           $       708
       225   Fisher Communications, Inc.,
               Senior Notes,
               8.625%, 09/15/14 (g)                       B2                    243
       375   Insight Midwest, L.P., Senior
               Notes, 9.75%, 10/01/09                     B2                    393
       750   Insight Midwest, L.P., Senior Notes,
               10.50%, 11/01/10                           B2                    822
       825   Loews Cineplex Entertainment
               Corporation, Senior
               Subordinated Notes,
               9%, 08/01/14 (g)                           B3                    895
       600   Mediacom Broadband LLC,
               Senior Notes, 11%, 07/15/13                B2                    645
        25   Paxson Communications
               Corporation, Senior
               Subordinated Notes,
               10.75%, 07/15/08                           Caa1                   26
     2,475   Quebecor Media, Inc., Senior
               Notes, 11.125%, 07/15/11                   B2                  2,834
       300   Rogers Cable Inc., Senior Secured
               Notes, 6.75%, 03/15/15 (g)                 Ba3                   305
       825   Sinclair Broadcast Group, Inc.,
               Senior Subordinated Notes,
               8.75%, 12/15/11                            B2                    899
       500   Spanish Broadcasting System, Inc.,
               Senior Subordinated Notes,
               9.625%, 11/01/09                           Caa1                  525
       225   Universal City Florida Holding Co.,
               Senior Notes, 7.20%, 05/1/10 (g)           B3                    235
       225   Universal City Florida Holding Co.,
               Senior Notes,
               8.375%, 05/1/10 (g)                        B3                    235
       825   Videotron Ltee., Senior Notes,
               6.875%, 01/15/14 (g)                       Ba3                   854
     1,150   Warner Music Group, Senior
               Subordinated Notes,
               7.375%, 04/15/14 (g)                       B3                  1,179
       300   WDAC Subsidiary Corp., Senior
               Notes, 8.375%, 12/1/14 (g)                 B2                    297
       656   XM Satellite Radio Inc., Senior
               Secured Notes, 12%, 06/15/10               Caa1                  776
                                                                        -----------
                                                                             21,404
                                                                        -----------

                     The accompanying notes are an integral
                       part of these financial statements.

                                                            MOODY'S
PRINCIPAL                                                   RATING         VALUE
AMOUNT/UNITS                                              (UNAUDITED)   (NOTE 1(a))
CORPORATE DEBT SECURITIES-- CONTINUED
BUILDING AND REAL ESTATE-- 7.75%
$    1,000   ACIH Inc., Senior Discount Notes,
               11.50%, 12/15/12 (g)(h)                    B3            $       725
     1,600   Associated Materials Inc., Senior
               Subordinated Notes,
               9.75%, 04/15/12                            Caa1                1,792
       625   B.F. Saul Real Estate Investment
               Trust, Senior Secured Notes,
               7.50%, 03/1/14                             B3                    644
       700   Building Materials Corporation of
               America, Senior Notes,
               7.75%, 08/01/14 (g)                        B2                    712
     1,050   Collins & Aikman Floorcoverings,
               Inc., Senior Subordinated Notes,
               9.75%, 02/15/10                            Caa1                1,129
       400   GEO Group, Inc., Senior Notes,
               8.25%, 07/15/13                            B1                    428
       825   Hovnanian Enterprises, Inc.,
               Senior Subordinated Notes,
               7.75%, 05/15/13                            Ba3                   892
       750   LNR Property Corporation, Senior
               Subordinated Notes,
               7.25%, 10/15/13                            Caa1                  844
       375   LNR Property Corporation, Senior
               Subordinated Notes,
               7.625%, 07/15/13                           Caa1                  425
       775   Mobile Mini, Inc., Senior Notes,
               9.50%, 07/01/13                            B2                    903
     1,050   Norcraft Companies, L.P., Senior
               Subordinated Notes,
               9%, 11/01/11                               B3                  1,134
       325   Omega Healthcare Investors, Inc.,
               Senior Notes, 7%, 04/01/14                 B1                    332
       675   RMCC Acquisition Company,
               Senior Subordinated Notes,
               9.50%, 11/01/12 (g)                        Caa1                  673
       650   Shaw Group Inc., Senior Notes,
               10.75%, 03/15/10                           Ba3                   718
       750   Texas Industries, Inc., Senior
               Notes, 10.25%, 06/15/11                    B1                    870
       550   U.S. Concrete, Inc., Senior
               Subordinated Notes,
               8.375%, 04/1/14                            B3                    593
       775   WII Components, Inc., Senior Notes,
               10%, 02/15/12                              B2                    783
$      700   WCI Communities, Inc., Senior
               Subordinated Notes,
               9.125%, 05/01/12                           Ba3           $       777
       975   WCI Communities, Inc., Senior
               Subordinated Notes,
               10.625%, 02/15/11                          Ba3                 1,087
       225   Williams Scotsman, Inc., Senior
               Notes, 9.875%, 06/01/07                    B3                    225
       675   Williams Scotsman, Inc., Senior
               Secured Notes, 10%, 08/15/08               B2                    749
                                                                        -----------
                                                                             16,435
                                                                        -----------

CHEMICALS, PLASTICS AND RUBBER -- 9.20%
       525   ARCO Chemical Company, Senior
               Debentures, 10.25%, 11/01/10               B1                    609
       300   ARCO Chemical Company, Senior
               Notes, 9.80%, 02/01/20                     B1                    342
     1,600   BCP Caylux Holdings Luxembourg
               S.C.A., Senior Subordinated
               Notes, 9.625%, 06/15/14 (g)                B3                  1,798
       675   Borden Chemical, Inc., Senior
               Secured Notes, 9%, 07/15/14 (g)            B3                    748
     1,650   Compass Minerals Group, Inc.,
               Senior Subordinated Notes,
               10%, 08/15/11                              B3                  1,856
        75   Crystal US Holdings 3 LLC, Senior
               Discount Notes,
               10%, 10/01/14 (g)(h)                       Caa2                   52
       450   Crystal US Holdings 3 LLC, Senior
               Discount Notes,
               10.50%, 10/01/14 (g)(h)                    Caa2                  308
       475   Ethyl Corporation, Senior Notes,
               8.875%, 05/01/10                           B2                    525
       425   Freeport McMoran Resources,
               Senior Notes, 7%, 02/15/08                 Caa1                  444
       600   Huntsman International LLC,
               Senior Notes, 9.875%, 03/01/09             B3                    659
     1,475   Huntsman LLC, Senior Secured
               Notes, 11.625%, 10/15/10                   B2                  1,740
     1,300   Invista, Units,
               9.25%, 05/01/12 (g)                        B1                  1,448
     2,000   Koppers Inc., Senior Secured
               Notes, 9.875%, 10/15/13                    B2                  2,280
       400   Lyondell Chemical Company,
               Senior Secured Notes,
               9.50%, 12/15/08                            B1                    434

                     The accompanying notes are an integral
                       part of these financial statements.

                                                            MOODY'S
PRINCIPAL                                                   RATING         VALUE
AMOUNT/UNITS                                              (UNAUDITED)   (NOTE 1(a))
CORPORATE DEBT SECURITIES -- CONTINUED
$      725  OMNOVA Solutions Inc.,
               Senior Secured Notes,
               11.25%, 06/01/10                           B2            $       816
       525   PolyOne Corporation, Senior Notes,
               10.625%, 05/15/10                          B3                    592
       825   Resolution Performance Products,
               LLC, Senior Secured Notes,
               9.50%, 04/15/10                            B3                    893
     1,475   Rhodia S.A., Senior Notes,
               10.25%, 06/01/10                           B3                  1,674
     1,150   Rockwood Specialties Group, Inc.,
               Senior Subordinated Notes,
               10.625%, 05/15/11                          B3                  1,322
       200   VWR International, Inc.,
               Senior Notes,
               6.875%, 04/15/12                           B3                    210
       725   VWR International, Inc., Senior
               Subordinated Notes,
               8%, 04/15/14                               Caa1                  772
                                                                        -----------
                                                                             19,522
                                                                        -----------

CONTAINERS, PACKAGING AND GLASS -- 13.87%
       700   AEP Industries, Inc., Senior
               Subordinated Notes,
               9.875%, 11/15/07                           B3                    711
       800   Ball Corporation, Senior Notes,
               6.875%, 12/15/12                           Ba3                   860
       950   Boise Cascade, LLC, Senior
               Subordinated, Notes,
               7.125%, 10/15/14 (g)                       B2                  1,005
       775   BWAY Corporation, Senior
               Subordinated Notes,
               10%, 10/15/10                              B3                    829
       575   Constar International, Inc. Senior
               Subordinated Notes,
               11%, 12/01/12                              Caa1                  595
     1,300   Crown European Holdings, S.A.,
               Senior Secured Notes,
               9.50%, 03/01/11                            B1                  1,482
     1,725   Crown European Holdings, S.A.,
               Senior Secured Notes,
               10.875%, 03/01/13                          B2                  2,040
       500   Georgia-Pacific Corporation, Senior
               Notes, 8.875%, 02/01/10                    Ba2                   582
$    2,850   Georgia-Pacific Corporation, Senior
               Notes, 9.375%, 02/01/13                    Ba2           $     3,331
       525   Graham Packaging Company, L.P.,
               Senior Notes,
               8.50%, 10/15/12 (g)                        Caa1                  551
     1,200   Graham Packaging Company, L.P.,
               Senior Subordinated Notes,
               9.875%, 10/15/14 (g)                       Caa2                1,287
       450   Graphic Packaging International Inc.,
               Senior Notes,
               8.50%, 08/15/11                            B2                    490
       325   Graphic Packaging International Inc.,
               Senior Subordinated, Notes,
               9.50%, 08/15/13                            B3                    369
       350   Greif Brothers Corporation, Senior
               Subordinated Notes,
               8.875%, 08/1/12                            B1                    389
       850   Jefferson Smurfit Corporation, (U.S.)
               Senior Notes, 7.50%, 06/01/13              B2                    907
     1,425   Longview Fibre Company, Senior
               Subordinated Notes,
               10%, 01/15/09                              B2                  1,557
     2,110   MDP Acquisitions Plc, Senior
               Notes, 9.625%, 10/01/12                    B3                  2,353
       782   MDP Acquisitions Plc, Subordinated
               Notes, 15.50%, 10/01/13 (b)                Caa1                  919
       475   Owens-Brockway Glass Container,
               Inc., Senior Notes,
               8.25%, 05/15/13                            B2                    521
       450   Owens-Brockway Glass Container,
               Inc., Senior Secured Notes,
               7.75%, 05/15/11                            B1                    486
       725   Owens-Brockway Glass Container,
               Inc., Senior Secured Notes,
               8.75%, 11/15/12                            B1                    821
     1,225   Owens-Brockway Glass Container,
               Inc., Senior Secured Notes,
               8.875%, 02/15/09                           B1                  1,332
     1,550   Plastipak Holdings, Inc., Senior Notes,
               10.75%, 09/01/11                           B3                  1,748
     1,025   Riverside Forest Products Ltd., Senior
               Notes, 7.875%, 03/01/14                    B2                  1,122
       375   Silgan Holdings Inc., Senior
               Subordinated Notes,
               6.75%, 11/15/13                            B1                    388

                     The accompanying notes are an integral
                       part of these financial statements.

                                                            MOODY'S
PRINCIPAL                                                   RATING         VALUE
AMOUNT/UNITS                                              (UNAUDITED)   (NOTE 1(a))
CORPORATE DEBT SECURITIES-- CONTINUED
$      725   Solo Cup Company, Senior
               Subordinated Notes,
               8.50%, 02/15/14                            B3            $       749
       100   Stone Container Corporation, Senior
               Notes, 9.75%, 02/01/11                     B2                    110
       625   Stone Container Finance Company
               of Canada, Senior Notes,
               7.375%, 07/15/14                           B2                    662
       725   Tekni-Plex, Inc., Senior Secured
               Notes, 8.75%, 11/15/13 (g)                 Caa1                  721
       450   Western Forest Products, Inc.,
               15%, 07/28/09 (g)                          (e)                   507
                                                                        -----------
                                                                             29,424
                                                                        -----------

DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 2.96%
       850   Aearo Company, Senior
               Subordinated Notes,
               8.25%, 04/15/12                            B3                    875
       275   AGCO Corporation, Senior Notes,
               9.50%, 05/01/08                            Ba3                   293
       850   Case New Holland Inc., Senior Notes,
               9.25%, 08/01/11 (g)                        Ba3                   948
       500   Columbus McKinnon Corporation,
               Senior Subordinated Notes,
               8.50%, 04/01/08                            Caa1                  501
       550   Manitowoc Company, Inc., Senior
               Notes, 7.125%, 11/01/13                    B1                    595
     1,700   Rexnord Corp., Senior Subordinated
               Notes, 10.125%, 12/15/12                   B3                  1,923
     1,075   TriMas Corporation, Senior
               Subordinated Notes,
               9.875%, 06/15/12                           B3                  1,140
                                                                        -----------
                                                                              6,275
                                                                        -----------

DIVERSIFIED/CONGLOMERATE SERVICE -- 3.50%
     1,475   Brand Services, Inc., Senior
               Subordinated Notes,
               12%, 10/15/12                              B3                  1,652
     1,225   Brickman Group, LTD, Senior
               Subordinated Notes,
               11.75%, 12/15/09                           B2                  1,433
       864   Coinmach Corporation, Senior Notes,
               9%, 02/01/10                               B3                    899
     1,525   National Waterworks, Inc., Senior
               Subordinated Notes,
               10.50%, 12/01/12                           B3                  1,708
$    1,600   Synagro Technologies, Inc., Senior
               Subordinated Notes,
               9.50%, 04/01/09                            B3            $     1,744
                                                                        -----------
                                                                              7,436
                                                                        -----------

ECOLOGICAL -- 2.48%
     1,575   Allied Waste North America, Inc.,
               Senior Secured Notes,
               7.875%, 04/15/13                           B2                  1,616
       850   Allied Waste North America, Inc.,
               Senior Secured Notes,
               8.875%, 04/01/08                           B2                    905
     1,625   Casella Waste Systems, Inc., Senior
               Subordinated Notes,
               9.75%, 02/01/13                            B3                  1,792
       800   IESI Corporation, Senior
               Subordinated Notes,
               10.25%, 06/15/12                           (e)                   948
                                                                        -----------
                                                                              5,261
                                                                        -----------

ELECTRONICS -- 6.32%
       325   AMI Semiconductor, Inc., Senior
               Subordinated Notes,
               10.75%, 02/01/13                           B3                    379
       700   Amkor Technology, Inc., Senior Notes,
               9.25%, 02/15/08                            B3                    716
       200   Coleman Cable, Inc., Senior Notes,
               9.875%, 10/01/12 (g)                       B3                    212
       875   Fairchild Semiconductor Corporation,
               Senior Subordinated Notes,
               10.50%, 02/01/09                           B2                    926
       650   Freescale Semiconductor, Inc.,
               Senior Notes, 6.875%, 07/15/11             Ba2                   699
       925   Freescale Semiconductor, Inc.,
               Senior Notes, 7.125%, 07/15/14             Ba2                 1,004
       450   General Cable Corporation, Senior
               Notes, 9.50%, 11/15/10                     B2                    513
       675   Invensys plc, Senior Notes,
               9.875%, 03/15/11 (g)                       B3                    726
       300   MagnaChip Semiconductor S.A.,
               Senior Secured Notes,
               6.875%, 12/15/11 (g)                       Ba3                   310
       350   MagnaChip Semiconductor S.A.,
               Senior Subordinated, Notes,
               8%, 12/15/14 (g)                           B2                    365
       375   New Asat Finance LLC, Senior
               Notes 9.25%, 02/01/11 (g)                  B3                    334
       975   Sanmina-SCI Corporation,
               Senior Secured Notes,
               10.375%, 01/15/10                          Ba2                 1,126

                     The accompanying notes are an integral
                       part of these financial statements.

                                                            MOODY'S
PRINCIPAL                                                   RATING         VALUE
AMOUNT/UNITS                                              (UNAUDITED)   (NOTE 1(a))
CORPORATE DEBT SECURITIES-- CONTINUED
$      450   Semiconductor Note Participation
               Trust, 10%, 08/04/11 (g)                   (e)           $       668
       925   Solectron Corporation, Senior Notes,
               9.625%, 02/15/09                           B1                  1,016
       350   STATS ChipPAC Ltd., Senior Notes,
               6.75%, 11/15/11 (g)                        Ba2                   349
     1,325   Stratus Technologies, Inc., Senior
               Notes, 10.375%, 12/01/08                   B3                  1,196
       775   Superior Essex Communications LLC,
               Senior Notes, 9%, 04/15/12                 B3                    802
       800   Telex Communications, Inc.,
               Senior Secured Notes,
               11.50%, 10/15/08                           B3                    868
     1,050   UGS Corp., Senior Subordinated
               Notes, 10%, 06/01/12 (g)                   B3                  1,197
                                                                        -----------
                                                                             13,406
                                                                        -----------

FARMING AND AGRICULTURE-- .41%
       150   IMC Global Inc., Senior Notes,
               10.875%, 06/01/08                          B1                    180
       125   IMC Global Inc., Senior Notes,
               10.875%, 08/01/13                          B1                    156
       100   IMC Global Inc., Senior Notes,
               11.25%, 06/01/11                           B1                    116
       397   United Agri Products, Inc., Senior
               Notes, 8.25%, 12/15/11 (g)                 B1                    426
                                                                        -----------
                                                                                878
                                                                        -----------

FINANCE -- 1.21%
     1,700   General Motors Acceptance
             Corporation, Senior Notes,
             6.75%, 12/01/14                              Baa1                1,700
       800   Refco Financial Holdings LLC,
               Senior Subordinated Notes,
               9%, 08/01/12 (g)                           B3                    872
                                                                        -----------
                                                                              2,572
                                                                        -----------

FURNISHINGS, HOUSEWARES, DURABLE CONSUMER PRODUCTS -- .97%
       775   MAAX Corporation, Senior
               Subordinated Notes,
               9.75%, 06/15/12 (g)                        B3                    837
    775  Sealy Mattress Company, Senior
           Subordinated Notes,
           8.25%, 06/15/14                                Caa1                  814
$   650  Simmons Company, Senior Discount
           Notes, 10%, 12/15/14 (g)(h)                    Caa2          $       398
                                                                        -----------
                                                                              2,049
                                                                        -----------

HEALTHCARE, EDUCATION AND CHILDCARE -- 7.92%
       900   Ameripath, Inc. Senior Subordinated
               Notes, 10.50%, 04/01/13                    Caa1                  956
       875   AmerisourceBergen Corporation,
               Senior Notes, 8.125%, 09/01/08             Ba3                   973
       700   Biovail Corporation, Senior
               Subordinated Notes,
               7.875%, 04/01/10                           B2                    724
       375   Community Health Systems, Inc.,
               Senior Subordinated Notes,
               6.50%, 12/15/12 (g)                        B3                    378
     1,425   Concentra Operating Corporation,
               Senior Subordinated Notes,
               9.50%, 08/15/10                            B3                  1,614
       825   Elan Finance plc, Senior Notes,
               7.75%, 11/15/11(g)                         B3                    883
       566   Fisher Scientific International Inc.,
               Senior Subordinated Notes,
               8.125%, 05/01/12                           Ba3                   631
       575   Fresenius Medical Care Capital
               Trust IV, 7.875%, 06/15/11                 Ba2                   638
     1,125   Genesis Healthcare Corporation,
               Senior Subordinated Notes,
               8%, 10/15/13                               B3                  1,221
       600   HCA Inc., Senior Notes,
               6.375%, 01/15/15                           Ba2                   601
       425   InSight Health Services Corp.,
               Senior Subordinated Notes,
               9.875%, 11/01/11                           B3                    429
       250   Inverness Medical Innovations, Inc.,
               Senior Subordinated Notes,
               8.75%, 02/15/12 (g)                        Caa1                  261
       250   MedQuest, Inc., Senior Subordinated
               Notes, 11.875%, 08/15/12                   B3                    294
     1,175   Omnicare, Inc., Senior Subordinated
               Notes, 8.125%, 03/15/11                    Ba2                 1,260
     1,125   Quintiles Transnational Corp., Senior
               Subordinated Notes,
               10%, 10/01/13                              B3                  1,260
       450   Tenet Healthcare Corporation,
               Senior Notes, 6.50%, 06/01/12              B3                    419

                     The accompanying notes are an integral
                       part of these financial statements.

                                                            MOODY'S
PRINCIPAL                                                   RATING         VALUE
AMOUNT/UNITS                                              (UNAUDITED)   (NOTE 1(a))
CORPORATE DEBT SECURITIES-- CONTINUED
$      300   Tenet Healthcare Corporation,
               Senior Notes, 7.375%, 02/01/13             B3            $       291
       175   Tenet Healthcare Corporation,
               Senior Notes,
               9.875%, 07/01/14 (g)                       B3                    190
     1,050   Triad Hospitals, Inc., Senior
               Subordinated Notes,
               7%, 11/15/13                               B3                  1,071
       775   US Oncology, Inc., Senior Notes,
               9%, 08/15/12 (g)                           B2                    866
       525   Vanguard Health Holding Company II,
               LLC, Senior Subordinated Notes,
               9%, 10/01/14 (g)                           Caa1                  562
     1,175   Vicar Operating Inc., Senior
               Subordinated Notes,
               9.875%, 12/01/09                           B2                  1,287
                                                                        -----------
                                                                             16,809
                                                                        -----------

HOTELS, MOTELS, INNS AND GAMING -- 10.97%
       625   American Casino & Entertainment
               Properties LLC, Senior Secured
               Notes, 7.85%, 02/01/12                     B2                    667
     1,000   Ameristar Casinos, Inc., Senior
               Subordinated Notes,
               10.75%, 02/15/09                           B2                  1,115
       450   Argosy Gaming Company, Senior
               Subordinated Notes,
               7%, 01/15/14                               B1                    499
        75   Argosy Gaming Company, Senior
               Subordinated Notes,
               9%, 09/01/11                               Ba3                    84
     1,000   Boyd Gaming Corporation, Senior
               Subordinated Notes,
               6.75%, 04/15/14                            B1                  1,052
       500   Herbst Gaming, Inc., Senior
               Subordinated Notes,
               7%, 11/15/14 (g)                           B3                    506
       740   Host Marriott L.P., Senior Notes,
               9.50%, 01/15/07                            Ba3                   810
       975   Isle of Capri Casinos, Inc., Senior
               Subordinated Notes,
               7%, 03/01/14                               B2                  1,002
     1,625   John Q. Hammons Hotels, LP,
               First Mortgage Notes,
               8.875%, 05/15/12                           B2                  1,844
     3,275   La Quinta Properties, Inc.,
               Senior Notes, 8.875%, 03/15/11             Ba3                 3,652
$      275   MGM MIRAGE, Senior Notes,
               6.75%, 09/01/12                            Ba1           $       290
     1,500   MGM MIRAGE, Senior Secured
               Notes, 6.875%, 02/06/08                    Ba1                 1,624
     1,100   Mohegan Tribal Gaming Authority,
               Senior Subordinated Notes,
               8%, 04/01/12                               Ba3                 1,200
     1,625   Penn National Gaming, Inc., Senior
               Subordinated Notes,
               11.125%, 03/01/08                          B2                  1,737
       425   Premier Entertainment Biloxi LLC,
               Senior Secured Notes,
               10.75%, 02/01/12                           B3                    465
        75   Resorts International Hotel and
               Casino, Inc., Senior Notes,
               11.50%, 03/15/09                           B2                     88
       150   Scientific Games Corporation, Senior
               Subordinated Notes,
               6.25%, 12/15/12 (g)                        B1                    151
       525   Station Casinos, Inc., Senior Notes,
               6%, 04/01/12                               Ba3                   537
       125   Station Casinos, Inc., Senior
               Subordinated Notes,
               6.50%, 2/01/14                             B1                    128
       425   Station Casinos, Inc., Senior
               Subordinated Notes,
               6.875%, 03/01/16                           B1                    444
     3,275   Venetian Casino Resort, LLC,
               Senior Secured Notes,
               11%, 06/15/10                              B2                  3,750
     1,650   Wynn Las Vegas, LLC, Senior
               Secured Notes,
               6.625%, 12/01/14 (g)                       B2                  1,634
                                                                        -----------
                                                                             23,279
                                                                        -----------

LEISURE, AMUSEMENT AND ENTERTAINMENT -- 3.11%
       800   AMF Bowling Worldwide, Inc. Senior
               Subordinated Notes,
               10%, 03/01/10                              B3                    856
       575   Equinox Holdings, Inc., Senior Notes,
               9%, 12/15/09                               B3                    612
       775   K2 Inc., Senior Notes,
               7.375%, 07/01/14 (g)                       Ba3                   851
       175  Riddell Bell Holdings, Inc., Senior
             Subordinated Notes,
             8.375%, 10/01/12 (g)                         B3                    182
       600   Six Flags Inc., Senior Notes,
               8.875%, 02/01/10                           Caa1                  611

                     The accompanying notes are an integral
                       part of these financial statements.

                                                            MOODY'S
PRINCIPAL                                                   RATING         VALUE
AMOUNT/UNITS                                              (UNAUDITED)   (NOTE 1(a))
CORPORATE DEBT SECURITIES-- CONTINUED
$      375   Six Flags Inc., Senior Notes,
               9.75%, 04/15/13                            Caa1          $       383
       800   Town Sports International, Inc.,
               Senior Notes, 9.625%, 04/15/11             B2                    844
     1,925   Universal City Development
               Partners, Ltd., Senior Notes,
               11.75%, 04/01/10                           B2                  2,267
                                                                        -----------
                                                                              6,606
                                                                        -----------

MACHINERY -- .58%
     1,150   JLG Industries, Inc., Senior
               Subordinated Notes,
               8.375%, 06/15/12                           B3                  1,230
                                                                        -----------

MINING, STEEL, IRON AND NON-PRECIOUS METALS-- 7.87%
        75   Algoma Steel Inc., Secured Notes,
               11%, 12/31/09                              (e)                    84
       700   Allegheny Technologies Inc., Senior
               Notes, 8.375%, 12/15/11                    B3                    773
       825   Alpha Natural Resources, LLC,
               Senior Notes, 10%, 06/01/12 (g)            B3                    941
       450   Century Aluminum Company, Senior
               Notes, 7.50%, 08/15/14 (g)                 B1                    479
     2,675   Earle M. Jorgensen Company,
               Senior Secured Notes,
               9.75%, 06/01/12                            B2                  3,009
       825   Euramax Internanational, Inc.,
               Senior Subordinated Notes,
               8.50%, 08/15/11                            B2                    879
       675   Foundation PA Coal Company,
               Senior Notes,
               7.25%, 08/01/14 (g)                        B1                    722
     1,500   Gerdau Ameristeel Corporation,
               Senior Notes,
               10.375%, 07/15/11                          Ba3                 1,759
       375   IMCO Recycling Escrow Inc.,
               Senior Notes, 9%, 11/15/14 (g)             B3                    391
       600   IPSCO, Inc., Senior Notes,
               8.75%, 06/01/13                            Ba2                   690
       423   Ispat Inland ULC, Senior Secured
               Notes, 9.75%, 04/01/14                     B3                    523
       150   Joy Global Inc., Senior
               Subordinated Notes,
               8.75%, 03/15/12                            B1                    168
       725   Luscar Coal Ltd., Senior Notes,
               9.75%, 10/15/11                            Ba3                   823
$      675   Massey Energy Company, Senior
               Notes, 6.625%, 11/15/10                    Ba3           $       699
       500   Neenah Foundry Company, Senior
               Secured Notes, 11%, 09/30/10 (g)           B2                    552
     2,000   Peabody Energy Corporation,
               Senior Notes, 6.875%, 03/15/13             Ba3                 2,170
     1,009   United States Steel Corporation,
               Senior Notes, 9.75%, 05/15/10              Ba2                 1,155
       850   Valmont Industries, Inc., Senior
               Subordinated Notes,
               6.875%, 05/01/14                           Ba3                   882
                                                                        -----------
                                                                             16,699
                                                                        -----------

OIL AND GAS -- 11.05%
     2,300   AmeriGas Partners, L.P., Senior
               Notes, 8.875%, 05/20/11                    B2                  2,507
       275   ANR Pipeline Company, Senior
               Notes, 8.875%, 03/15/10                    B1                    310
       450   Chesapeake Energy Corporation,
               Senior Notes,
               6.375%, 06/15/15 (g)                       Ba3                   465
       175   Chesapeake Energy Corporation,
               Senior Notes, 7%, 08/15/14                 Ba3                   186
       300   Chesapeake Energy Corporation,
               Senior Notes, 8.125%, 04/01/11             Ba3                   325
       875   Chesapeake Energy Corporation,
               Senior Notes, 9%, 08/15/12                 Ba3                 1,000
     1,050   Compagnie Generale de
               Geophysique (CGG), Senior Notes,
               10.625%, 11/15/07                          Ba3                 1,105
       125   Compton Petroleum Corporation,
               Senior Notes, 9.90%, 05/15/09              B2                    138
       750   Denbury Resources, Inc., Senior
               Subordinated Notes,
               7.50%, 04/01/13                            B2                    810
       325   Dresser-Rand Group Inc., Senior
               Subordinated Notes,
               7.375%, 11/01/11 (g)                       B3                    332
       150   Encore Acquisition Company, Senior
               Subordinated Notes,
               8.375%, 06/15/12                           B2                    167
     1,725   Ferrellgas Partners L.P., Senior Notes,
               8.75%, 06/15/12                            B2                  1,872
       200   Hornbeck Offshore Services, Inc.,
               Senior Notes,
               6.125%, 12/01/14 (g)                       Ba3                   200
       800   Inergy, L.P., Senior Notes,
               6.875%, 12/15/14 (g)                       B1                    804

                     The accompanying notes are an integral
                       part of these financial statements.

                                                            MOODY'S
PRINCIPAL                                                   RATING         VALUE
AMOUNT/UNITS                                              (UNAUDITED)   (NOTE 1(a))
CORPORATE DEBT SECURITIES -- CONTINUED
$      650  Magnum Hunter Resources, Inc.,
               Senior Notes, 9.60%, 03/15/12              B2            $       738
       250   MarkWest Energy Partners, L.P.,
               Senior Notes,
               6.875%, 11/01/14 (g)                       B1                    254
       100   North American Energy Partners,
               Senior Notes, 8.75%, 12/01/11              B2                    102
       200   Northwest Pipeline Corporation,
               Senior Notes, 8.125%, 03/01/10             Ba2                   222
       375   Petroleum Geo-Services ASA,
               Senior Notes, 10%, 11/05/10                (e)                   428
       950   Petroleum Helicopters, Inc., Senior
               Notes, 9.375%, 05/01/09                    B1                  1,031
       775   Plains Exploration & Production
               Co., L.P., Senior Subordinated
               Notes, 8.75%, 07/01/12                     Ba3                   868
       600   Pride International, Inc., Senior
               Notes, 7.375%, 07/15/14                    Ba2                   656
       500   Range Resources Corporation,
               Senior Subordinated Notes,
               7.375%, 07/15/13                           B3                    539
       375   Southern Natural Gas Company,
               Senior Notes, 8.875%, 03/15/10             B1                    422
     1,100   Stone Energy Corporation, Senior
               Subordinated Notes,
               8.25%, 12/15/11                            B2                  1,188
       850   Suburban Propane Partners, L.P.,
               Senior Notes, 6.875%, 12/15/13             B1                    867
       400   Swift Energy Company, Senior Notes,
               7.625%, 07/15/11                           B1                    433
       925   Universal Compression, Inc., Senior
               Notes, 7.25%, 05/15/10                     Ba3                   990
       175   Williams Companies, Inc., Senior
               Notes, 7.625%, 07/15/19                    B1                    193
     3,700   Williams Companies, Inc., Senior
               Notes, 8.125%, 03/15/12                    B1                  4,283
                                                                        -----------
                                                                             23,435
                                                                        -----------

PERSONAL, FOOD AND MISCELLANEOUS SERVICES -- 2.32%
       175   El Pollo Loco, Inc., Senior Secured
               Notes, 9.25%, 12/15/09                     B2                    184
        25   EPL Intermediate, Inc., Senior
               Discount Notes,
               12.50%, 03/15/10 (h)                       Caa1                   16
       425   FTD, Inc., Senior Subordinated Notes,
               7.75%, 02/15/14                            B3                    438
$      600   Landry's Restaurants, Inc., Senior
               Notes, 7.50%, 12/15/14 (g)                 B2            $       596
       850   O'Charleys, Inc., Senior
               Subordinated Notes,
               9%, 11/01/13                               Ba3                   914
       250   Perkins Family Restaurants, L.P.,
               Senior Notes,
               10.125%, 12/15/07                          B1                    259
     1,475   TravelCenters of America, Inc.,
               Senor Subordinated Notes,
               12.75%, 05/01/09                           B3                  1,681
       825   Worldspan, L.P., Senior Notes,
               9.625%, 06/15/11                           B2                    829
                                                                        -----------
                                                                              4,917
                                                                        -----------

PERSONAL NON-DURABLE CONSUMER PRODUCTS-- 1.82%
     1,050   American Achievement Corporation,
               Senior Subordinated Notes,
               8.25%, 04/01/12                            B3                  1,089
       575   Chattem, Inc., Senior Subordinated
               Notes, 7%, 03/01/14                        B2                    592
       325   Church & Dwight Company, Inc.,
               Senior Subordinated Notes,
               6%, 12/15/12 (g)                           Ba3                   331
     1,675   Rayovac Corporation, Senior
               Subordinated Notes,
               8.50%, 10/01/13                            B3                  1,859
                                                                        -----------
                                                                              3,871
                                                                        -----------

PERSONAL TRANSPORTATION -- 1.26%
       725   CHC Helicopter Corporation, Senior
               Subordinated Notes,
               7.375%, 05/01/14                           B2                    763
     1,625   Laidlaw International Inc.,
               Senior Notes, 10.75%, 06/15/11             B2                  1,901
                                                                        -----------
                                                                              2,664
                                                                        -----------

PRINTING AND PUBLISHING-- 9.52%
       450   Advanstar Communications Inc.,
               Senior Notes, 10.75%, 08/15/10             B3                    506
       325   Advanstar Communications Inc.,
               Senior Subordinated Notes,
               12%, 02/15/11                              Caa2                  349
       575   Advanstar Inc., Senior Discount
               Debentures, 15%, 10/15/11 (h)              (e)                   486
       525   Affinity Group Inc., Senior
               Subordinated Notes,
               9%, 02/15/12                               B3                    568

                     The accompanying notes are an integral
                       part of these financial statements.

                                                            MOODY'S
PRINCIPAL                                                   RATING         VALUE
AMOUNT/UNITS                                              (UNAUDITED)   (NOTE 1(a))
CORPORATE DEBT SECURITIES -- CONTINUED
$      500   American Media Operations, Inc.,
               Senior Subordinated Notes,
               10.25%, 05/01/09                           B3            $       525
     1,878   CanWest Media, Inc., Senior
               Subordinated Notes,
               8%, 09/15/12 (g)                           B2                  2,014
       950   CanWest Media, Inc., Senior
               Subordinated Notes,
               10.625%, 05/15/11                          B2                  1,066
       150   CBD Media LLC, Senior
               Subordinated Notes,
               8.625%, 06/01/11                           Caa1                  159
     1,137   Dex Media East LLC, Senior
               Subordinated Notes,
               12.125%, 11/15/12                          B2                  1,387
       825   Dex Media West LLC, Senior Notes,
               8.50%, 08/15/10                            B1                    920
     1,685   Dex Media West LLC, Senior
               Subordinated Notes,
               9.875%, 08/15/13                           B2                  1,942
        50   Haights Cross Communications
               Operating Company, Senior Notes,
               11.75%, 08/15/11                           Caa1                   57
       175   Haights Cross Communications
               Operating Company, Senior Notes,
               11.75%, 08/15/11 (g)                       Caa1                  198
     1,675   Houghton Mifflin Company, Senior
               Subordinated Notes,
               9.875%, 02/01/13                           Caa1                1,830
       950   Jostens Intermediate Holding Corp.,
               Senior Subordinated Notes,
               7.625%, 10/1/12 (g)                        B3                    990
       925   Liberty Group Operating, Inc.,
               Senior Subordinated Notes,
               9.375%, 02/01/08                           Caa1                  939
       785   Mail-Well I Corporation, Senior
               Notes, 9.625%, 03/15/12                    B1                    867
       675   Reader's Digest Association, Inc.,
               Senior Notes, 6.50%, 03/01/11              Ba3                   705
     1,970   R.H. Donnelley Inc., Senior
               Subordinated Notes,
               10.875%, 12/15/12                          B2                  2,339
     1,675   Vertis, Inc., Senior Secured Notes,
               9.75%, 04/01/09                            B2                  1,817
$      500   Vertis, Inc., Senior Subordinated
               Notes, 13.50%, 12/07/09 (g)                Caa1          $       530
                                                                        -----------
                                                                             20,194
                                                                        -----------

RETAIL STORES -- 1.56%
        75   Alimentation Couche-Tard, Inc.,
               Senior Subordinated Notes,
               7.50%, 12/15/13                            Ba3                    81
       575   Jean Coutu Group, Inc., Senior Notes,
               7.625%, 08/01/12 (g)                       B2                    609
     1,700   Jean Coutu Group, Inc., Senior
               Subordinated Notes,
               8.50%, 08/01/14 (g)                        B3                  1,747
       850   Nebraska Book Company, Inc.,
               Senior Subordinated Notes,
               8.625%, 03/15/12                           Caa1                  871
                                                                        -----------
                                                                              3,308
                                                                        -----------

SHIPPING -- .02%
        50   Great Lakes Dredge and Dock
               Corporation, Senior Subordinated
               Notes, 7.75%, 12/15/13                     Caa2                   46
                                                                        -----------

TELECOMMUNICATIONS -- 16.71%
     1,822   Alamosa (Delaware), Inc., Senior
               Notes, 11%, 07/31/10                       Caa1                2,159
     1,325   AT&T Corporation, Senior Notes,
               9.05%, 11/15/11                            Ba1                 1,531
       425   AT&T Corporation, Senior Notes,
               9.75%, 11/15/31                            Ba1                   511
     1,000   Call-Net Enterprises Inc.,
               Senior Secured Notes
               10.625%, 12/31/08                          Caa3                  998
       825   Centennial Communications Corp.,
               Senior Notes, 8.125%, 02/01/14             Caa1                  850
       350   Centennial Communications Corp.,
               Senior Notes, 10.125%, 06/15/13            Caa1                  393
     1,025   Crown Castle International Corp.,
               Senior Notes, 10.75%, 08/01/11             B3                  1,115
     1,025   Eircom Funding plc, Senior
               Subordinated Notes,
               8.25%, 08/15/13                            B1                  1,153
        75   FairPoint Comunications, Inc., Senior
               Notes, 11.875%, 03/01/10                   B3                     88

                     The accompanying notes are an integral
                       part of these financial statements.

                                                            MOODY'S
PRINCIPAL                                                   RATING         VALUE
AMOUNT/UNITS                                              (UNAUDITED)   (NOTE 1(a))
CORPORATE DEBT SECURITIES-- CONTINUED
$      400   FairPoint Comunications, Inc., Senior
               Subordinated Notes,
               12.50%, 05/01/10                           Caa1          $       432
       500   Horizon PCS, Inc., Senior Notes,
               11.375%, 07/15/12 (g)                      B3                    562
       275   Inmarsat Finance, plc, Senior Notes,
               7.625%, 06/30/12                           B2                    286
       950   IPC Information Systems, Inc.,
               Senior Subordinated Notes,
               11.50%, 12/15/09                           B3                  1,040
       450   iPCS Escrow Company, Senior Notes,
               11.50%, 05/01/12                           B3                    512
     1,200   MCI, Inc., Senior Notes,
               7.688%, 05/01/09                           B2                  1,245
     1,650   MCI, Inc., Senior Notes,
               8.735%, 05/01/14                           B2                  1,782
     3,075   NEXTEL Communications, Inc.,
               Senior Notes, 6.875%, 10/31/13             Ba3                 3,359
     2,575   NEXTEL Communications, Inc.,
               Senior Notes, 7.375%, 08/01/15             Ba3                 2,849
       725   Nextel Partners, Inc., Senior
               Notes, 8.125%, 7/01/11                     B3                    805
     1,075   PanAmSat Corporation, Senior
               Notes, 9%, 08/15/14 (g)                    B2                  1,199
       825   Primus Telecommunications Holding,
               Inc., Senior Notes, 8%, 01/15/14           B3                    722
     2,197   Qwest Services Corp., Senior
               Subordinated Notes,
               14%, 12/15/10 (g)                          Caa1                2,642
       200   Rogers Wireless Inc., Senior
               Secured Notes,
               6.375%, 03/01/14                           Ba3                   199
       375   Rogers Wireless Inc., Senior
               Secured Notes,
               7.50%, 03/15/15 (g)                        Ba3                   397
     1,000   Rogers Wireless Inc., Senior
               Secured Notes,
               9.625%, 05/01/11                           Ba3                 1,175
     1,050   Rogers Wireless Inc., Senior
               Subordinated Notes,
               8%, 12/15/12 (g)                           B2                  1,110
       175   Rural Cellular Corporation, Senior
               Secured Notes, 8.25%, 03/15/12             B2                    185
     1,750   Time Warner Telecom, Inc., Senior
               Notes, 9.75%, 07/15/08                     B3                  1,772
$    1,025   TSI Telecommunications Services,
               Inc., Senior Subordinated Notes,
               12.75%, 02/01/09                           B3            $     1,166
       675   UbiquiTel Operating Co., Senior
               Notes, 9.875%, 03/01/11                    Caa1                  756
       900   US Unwired Inc., Senior Secured
               Notes, 10%, 06/15/12                       Caa1                1,015
     1,325   Western Wireless Corporation,
               Senior Notes, 9.25%, 07/15/13              Caa1                1,441
                                                                        -----------
                                                                             35,449
                                                                        -----------

TEXTILES AND LEATHER -- .05%
       100   Interface, Inc., Senior Subordinated
               Notes, 9.50%, 02/01/14                     Caa3                  109
                                                                        -----------

UTILITIES -- 9.78%
       350   The AES Corporation, Senior Notes,
               7.75%, 03/01/14                            B2                    379
       725   The AES Corporation, Senior Notes,
               9.375%, 09/15/10                           B2                    838
     1,550   The AES Corporation, Senior
               Secured Notes, 9%, 05/15/15 (g)            B1                  1,773
     1,050   Allegheny Energy Supply Company,
               LLC, Senior Notes,
               8.25%, 04/15/12 (g)                        B3                  1,187
     1,500   CE Electric UK Funding
               Company, Senior Notes,
               6.995%, 12/30/07 (g)                       Baa3                1,591
     1,500   CenterPoint Energy, Inc., Senior
               Notes, 7.25%, 09/01/10                     Ba2                 1,673
     1,125   Midwest Generation, LLC, Senior
               Secured Notes, 8.75%, 05/01/34             B1                  1,277
     1,850   NRG Energy, Inc., Senior Secured
               Notes, 8%, 12/15/13 (g)                    B1                  2,017
     1,650   Orion Power Holdings, Inc., Senior
               Notes, 12%, 05/01/10                       B2                  2,095
       375   PSEG Energy Holdings, L.L.C.,
               Senior Notes, 8.50%, 06/15/11              Ba3                   432
       125   PSEG Energy Holdings, L.L.C.,
               Senior Notes, 10%, 10/01/09                Ba3                   148
       700   Roseton-Danskammer 2001, Senior
               Secured Notes, 7.27%, 11/08/10             Caa2                  705
     1,725   Sierra Pacific Resources, Senior
               Notes, 8.625%, 03/15/14                    B2                  1,960
     1,500   TECO Energy, Inc., Senior Notes,
               7%, 05/01/12                               Ba2                 1,639
     1,300   Texas Genco LLC, Senior Notes,
               6.875%, 12/15/14 (g)                       B1                  1,344

                     The accompanying notes are an integral
                       part of these financial statements.

                                                            MOODY'S
PRINCIPAL                                                   RATING         VALUE
AMOUNT/UNITS                                              (UNAUDITED)   (NOTE 1(a))
CORPORATE DEBT SECURITIES-- CONTINUED
$    1,575   TNP Enterprises, Inc.,
               Subordinated Notes,
               10.25%, 04/01/10                           B2            $     1,681
                                                                        -----------
                                                                             20,739
                                                                        -----------

             TOTAL CORPORATE DEBT SECURITIES
               (Total cost of $314,917)                                     330,652
                                                                        -----------

SHARES
PREFERRED STOCK -- .26% (d)
BANKING -- 0.00%
    57,935   WestFed Holdings, Inc., Cumulative,
               Series A, Preferred Stock,
               15.50% (a)(c)(f)                           (e)                    --
                                                                        -----------

MINING, STEEL, IRON, NON-PRECIOUS METALS -- 0.00%
    18,000   Weirton Steel Corporation, Series C
               Preferred Stock (a)(f)                     (e)                     1
                                                                        -----------

UTILITIES -- .26%
       500   NRG Energy, Inc., Convertible
               Preferred Stock, 4% (g)                    B3                    563
                                                                        -----------
             TOTAL PREFERRED STOCK
               (Total cost of $5,810)                                           564
                                                                        -----------

COMMON STOCK AND WARRANTS-- .03% (d)
       950   Barney's, Inc., Warrants exp.
               02/1/08 (f)(g)                                                    61
    27,474   WestFed Holdings, Inc.,
               Common Stock (a)(c)(f)                                            --
    10,052   WKI Holding Company, Inc.,
               Common Stock (c)(f)                                               --
                                                                        -----------
         TOTAL COMMON STOCK AND WARRANTS
           (Total cost of $2,295)                                                61
                                                                        -----------

PRINCIPAL
AMOUNT
SHORT-TERM INVESTMENTS-- 3.40% (d)
$    7,208   Rabobank USA Financial Corporation,
               Commercial Paper, Due 01/03/05,
               Discount of 2.17%                          P-1           $     7,207
             TOTAL SHORT-TERM INVESTMENTS
               (Total cost of $7,207)                                         7,207
                                                                        -----------
             TOTAL INVESTMENTS
               (Total cost of $330,229)                                 $   338,484
                                                                        ===========

----------
(a)  Denotes issuer is in bankruptcy proceedings.
(b) Security is a Pay-in-Kind bond. Income on this bond accrues based upon the interest method which results in a constant rate of interest being recognized.
(c) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2004 was $0.
(d) Percentages indicated are based on total net assets to common shareholders of $212,165.
(e)  Not rated.
(f)  Non-income producing.
(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A securities are deemed to be liquid. See Note 1(a) of the Notes to Financial Statements for vaulation policy. Total market value of Rule 144A securities amounted to $66,338 as of December 31, 2004.
(h) Securities are step interest bonds. Interest on these bonds accrue based on the interest method which results in a constant rate of interest being recognized.

                     The accompanying notes are an integral
                       part of these financial statements.

                     THE NEW AMERICA HIGH INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:(Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified cost of
  $330,229 see Schedule of Investments and Notes 1 and 2)   $   338,484
INTEREST RATE SWAP, at fair value (Note 6)                          923
CASH                                                                 30
RECEIVABLES:
  Investment securities sold                                        587
  Interest and dividends                                          6,449
PREPAID EXPENSES                                                     30
                                                            -----------
    Total assets                                            $   346,503
                                                            -----------
LIABILITIES:
PAYABLES:
  Dividend on common stock                                  $     3,830
  Dividend on preferred stock                                       130
  Swap settlement payable                                           136
ACCRUED EXPENSES (Note 3)                                           242
                                                            -----------
    Total liabilities                                       $     4,338
                                                            -----------
AUCTION TERM PREFERRED STOCK:
  $1.00 par value, 1,000,000 shares authorized,
    5,200 shares issued and outstanding,
    liquidation preference of $25,000 per share
    (Notes 4 and 5)                                         $   130,000
                                                            -----------
NET ASSETS                                                  $   212,165
                                                            ===========
REPRESENTED BY:
COMMON STOCK:
  $0.01 par value, 200,000,000 shares authorized,
    93,868,118 shares issued and outstanding                $       939
CAPITAL IN EXCESS OF PAR VALUE                                  382,030
UNDISTRIBUTED (OVERDISTRIBUTED) NET
  INVESTMENT INCOME (Note 2)                                       (864)
ACCUMULATED NET REALIZED LOSS FROM
  SECURITIES TRANSACTIONS (Note 2)                             (179,118)
NET UNREALIZED APPRECIATION ON
  INVESTMENTS AND INTEREST RATE SWAPS                             9,178
                                                            -----------
  NET ASSETS APPLICABLE TO COMMON STOCK
    (Equivalent to $2.26 per share, based on
    93,868,118 shares outstanding)                          $   212,165
                                                            ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2004
INVESTMENT INCOME: (Note 1) (Dollars in thousands)
  Interest income                                           $    26,862
  Other income                                                      815
  Dividend income                                                    87
                                                            -----------
    Total investment income                                 $    27,764
                                                            -----------
EXPENSES:
Cost of leverage:
  Preferred and auction (Note 5)                            $       317
                                                            -----------
    Total cost of leverage                                  $       317
                                                            -----------
Professional services:
  Management (Note 3)                                       $     1,159
  Custodian and transfer agent                                      290
  Legal (Note 8)                                                    275
  Audit                                                              70
                                                            -----------
    Total professional services                             $     1,794
                                                            -----------
Administrative:
  General administrative                                    $       453
  Directors                                                         166
  NYSE                                                               87
  Shareholder communications                                         52
  Shareholder meeting                                                40
  Miscellaneous                                                      31
                                                            -----------
    Total administrative                                    $       829
                                                            -----------
    Total expenses                                          $     2,940
                                                            -----------
    Net investment income                                   $    24,824
                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT ACTIVITIES:
  Realized gain on investments, net                         $     2,165
  Realized loss on interest rate swap agreement                  (3,157)
                                                            -----------
  Total net realized loss on investments and interest
  rate swap agreement                                              (992)
                                                            -----------
  Net swap settlement disbursements (Note 6)                $    (3,071)
                                                            -----------
  Change in net unrealized appreciation
    on investments                                          $     3,495
  Change in unrealized depreciation
    on interest rate swap agreements                              6,263
                                                            -----------
    Total change in net unrealized appreciation
      on investments and interest rate swap                 $     9,758
                                                            -----------
    Net gain on investments and interest rate swap          $     5,695
                                                            -----------
COST OF PREFERRED LEVERAGE
  Distributions to preferred stockholders                   $    (1,999)
                                                            -----------
  Net increase in net assets resulting
    from operations                                         $    28,520
                                                            ===========

                     The accompanying notes are an integral
                       part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                                                       2004             2003
                                                                                                 ---------------   --------------
FROM OPERATIONS: (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
  Net investment income                                                                          $        24,824   $       21,094
  Realized loss on investments, net                                                                         (992)            (122)
  Net swap settlement disbursements                                                                       (3,071)          (3,316)
  Change in net unrealized appreciation on investments and other
     financial instruments                                                                                 9,758           32,574
Distributions from net investment income related to preferred stock
  Dividends to preferred stockholders                                                                     (1,999)          (1,330)
                                                                                                 ---------------   --------------
     Net increase in net assets resulting from operations                                        $        28,520   $       48,900
                                                                                                 ---------------   --------------
FROM FUND SHARE AND AUCTION TERM PREFERRED STOCK TRANSACTIONS:
  Proceeds from rights offering (23,397,095 shares), net of $84 of offering costs in 2004 and
     $817 in 2003 (Note 9)                                                                       $           (84)  $       41,532
  Offering costs and sales load from sale of Auction Term Preferred Stock Series C (Note 4)                   --             (658)

  Net asset value of 339,724 shares and 583,346 shares issued to common
     stockholders for reinvestment of dividends in 2004 and 2003, respectively                               750            1,213
                                                                                                 ---------------   --------------
     Increase in net assets resulting from fund share transactions                               $           666   $       42,087
                                                                                                 ---------------   --------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:

     From net investment income ($.23 and $.22 per share in 2004 and 2003,
        respectively)                                                                            $       (21,726)  $      (17,452)
                                                                                                 ---------------   --------------
Total net increase in net assets                                                                 $         7,460   $       73,535
                                                                                                 ---------------   --------------
NET ASSETS APPLICABLE TO COMMON STOCK:
  Beginning of period                                                                            $       204,705   $      131,170
                                                                                                 ---------------   --------------
  End of period (Including $(864) and $570 of undistributed net investment
     income at December 31, 2004 and December 31, 2003, respectively)                            $       212,165   $      204,705
                                                                                                 ===============   ==============

                     The accompanying notes are an integral
                       part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                           2004       2003 (b)       2002       2001 (c)       2000
                                                         --------     --------     --------     --------     --------
NET ASSET VALUE:
  Beginning of period                                    $   2.19     $   1.89     $   2.61     $   2.85     $   3.86
                                                         --------     --------     --------     --------     --------
NET INVESTMENT INCOME                                         .26          .26#         .37          .48          .60
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  OTHER FINANCIAL INSTRUMENTS                                 .09          .34         (.72)        (.24)       (1.00)
DISTRIBUTIONS FROM NET INVESTMENT INCOME
  RELATED TO PREFERRED STOCK:                                (.05)        (.06)        (.08)        (.12)        (.18)
                                                         --------     --------     --------     --------     --------
     TOTAL FROM INVESTMENT OPERATIONS                         .30          .54         (.43)         .12         (.58)
                                                         --------     --------     --------     --------     --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  From net investment income                                 (.23)        (.22)        (.29)        (.36)        (.43)
                                                         --------     --------     --------     --------     --------
     TOTAL DISTRIBUTIONS                                     (.23)        (.22)        (.29)        (.36)        (.43)
                                                         --------     --------     --------     --------     --------
Effect of rights offering and related expenses;
  and Auction Term Preferred Stock offering
  costs and sales load                                         --         (.02)          --           --           --
                                                         --------     --------     --------     --------     --------
NET ASSET VALUE:
  End of period                                          $   2.26     $   2.19     $   1.89     $   2.61     $   2.85
                                                         ========     ========     ========     ========     ========
PER SHARE MARKET VALUE:
  End of period                                          $   2.19     $   2.16     $   2.01     $   2.64     $   2.63
                                                         ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+                                    12.80%       19.23%      (12.97)%      13.97%       (3.84)%
                                                         ========     ========     ========     ========     ========

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                       2004           2003 (b)        2002            2001 (c)        2000
                                                  -------------   -------------   -------------   -------------   -------------
NET ASSETS, END OF PERIOD, APPLICABLE
  TO COMMON STOCK (a)                             $     212,165   $     204,705   $     131,170   $     178,231   $     191,928
                                                  =============   =============   =============   =============   =============
NET ASSETS, END OF PERIOD, APPLICABLE
  TO PREFERRED STOCK (a)                          $     130,000   $     130,000   $     100,000   $     150,000   $     160,000
                                                  =============   =============   =============   =============   =============
TOTAL NET ASSETS APPLICABLE
  TO COMMON AND PREFERRED STOCK,
  END OF PERIOD (a)                               $     342,165   $     334,705   $     231,170   $     328,231   $     351,928
                                                  =============   =============   =============   =============   =============
EXPENSE RATIOS:
  Ratio of preferred and other leverage
     expenses to average net assets*                        .15%            .16%            .18%            .17%            .19%
  Ratio of operating expenses to average
     net assets*                                           1.27%           1.56%           1.46%           1.11%            .99%
                                                  -------------   -------------   -------------   -------------   -------------
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS*                                              1.42%           1.72%           1.64%           1.28%           1.18%
                                                  =============   =============   =============   =============   =============
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS*                                     12.02%          12.81%          16.48%          16.70%          17.46%
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS APPLICABLE TO COMMON
  AND PREFERRED STOCK                                       .87%           1.05%            .89%            .71%            .64%
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS APPLICABLE TO
  COMMON AND PREFERRED STOCK                               7.38%           7.79%           8.91%           9.23%           9.41%
PORTFOLIO TURNOVER RATE                                   70.90%         120.47%          82.47%          38.89%          45.58%

(a)  Dollars in thousands.

(b) The Fund issued Series C ATP on October 17, 2003. The per share data and ratios for the year ended December 31, 2003 reflect this transaction.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. This had no effect on net investment income per share and a $.01 increase to net realized and unrealized loss per share for the year ended December 31, 2001. The effect of this change increased the ratio of net investment income to average net assets from 16.29% to 16.70%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

# Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's August, 2003 rights offering.

+ Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

                     The accompanying notes are an integral
                       part of these financial statements.

INFORMATION REGARDING
SENIOR SECURITIES

                                                                               AS OF DECEMBER 31,
                                                       2004           2003            2002            2001            2000
                                                  -------------   -------------   -------------   -------------   -------------
TOTAL AMOUNT OUTSTANDING:
  Preferred Stock                                 $ 130,000,000   $ 130,000,000   $ 100,000,000   $ 150,000,000   $ 160,000,000

ASSET COVERAGE:
  Per Preferred Stock Share (1)                   $      65,801   $      64,366    $      57,793   $      54,705   $      54,989

INVOLUNTARY LIQUIDATION PREFERENCE:
  Preferred Stock Share (2)                       $      25,000   $      25,000    $      25,000   $      25,000   $      25,000

APPROXIMATE MARKET VALUE:
  Per Preferred Stock Share (2)                   $      25,000   $      25,000    $      25,000   $      25,000   $      25,000


(1) Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

(2)  Plus accumulated and unpaid dividends.

                     The accompanying notes are an integral
                       part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

(1) SIGNIFICANT ACCOUNTING AND OTHER POLICIES
   The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

   The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

   The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

   The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, with a cost of approximately $7,214,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

   (b) INTEREST AND DIVIDEND INCOME--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method for tax reporting purposes as required by federal income tax regulations. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

   (c) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2) TAX MATTERS AND DISTRIBUTIONS
   At December 31, 2004, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $331,405,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $15,779,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $8,700,000. Net unrealized gain on investments for tax purposes at December 31, 2004 was approximately $7,079,000

   At December 31, 2004, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

   CARRYOVER AVAILABLE                     EXPIRATION DATE
-------------------------                 -----------------
      $   35,581,000                      December 31, 2007
          21,821,000                      December 31, 2008
          67,043,000                      December 31, 2009
          45,239,000                      December 31, 2010
           7,387,000                      December 31, 2011
             125,000                      December 31, 2012
      --------------
      $  177,196,000
      --------------

   It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

   The tax character of distributions paid to common and preferred shareholders of approximately $23,725,000 in 2004 was from ordinary income.

   As of December 31, 2004, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income          $     443,000
Undistributed Long-Term Gain                            --
Unrealized Gain                              $   8,001,000
Capital Losses Carry Forward
  and Post October Losses Deferred           $ 179,118,000

   The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments.

   Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

   The Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

   The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. These reclassifications have no impact on the net asset value of the Fund.

(3) INVESTMENT ADVISORY AGREEMENT
   T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,159,000 in management fees during the year ended December 31, 2004. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common and auction term preferred stock. At December 31, 2004, the fee payable to T. Rowe Price was approximately $100,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) AUCTION TERM PREFERRED STOCK (ATP)
   On October 17, 2003, the Fund issued 1,200 shares of Series C ATP. The underwriting discount of $300,000 and offering expenses of $358,000 were recorded as a reduction of the capital in excess of par value on common stock.

   The Fund had 5,200 shares of ATP issued and outstanding at December 31, 2004. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 1.08% to 2.55% for the year ended December 31, 2004. The average dividend rate as of December 31, 2004 was 2.47%.

   The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(5) ATP AUCTION-RELATED MATTERS
   Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

   After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $317,000 for service charges for the year ended December 31, 2004. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) INTEREST RATE SWAPS
   The Fund entered into an interest payment swap arrangement with Fleet National Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 1.09% to 2.33% for the year ended December 31, 2004. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

                 NOTIONAL                              FIXED
EFFECTIVE        CONTRACT                             ANNUAL
  DATE            AMOUNT            MATURITY           RATE
 11/5/04       $130 million          11/5/09           3.775%

   Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

   The Fund recognizes all freestanding derivative instruments in the balance sheet as either assets or liabilities and measures them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the year ended December 31, 2004, the Fund's obligations under the swap agreements were more than the amount received from Fleet by approximately $3,071,000 and such amount is included in the accompanying statement of operations.

   In connection with the termination of an interest rate swap agreement during the year, the Fund also paid approximately $3,157,000 to Fleet. This payment is reflected on the accompanying statement of operations as a realized loss on interest rate swap agreements.

   The estimated fair value of the interest rate swap agreement at December 31, 2004 amounted to approximately $923,000 of unrealized gain and is presented in the accompanying balance sheet.

(7) PURCHASES AND SALES OF SECURITIES
   Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2004 were approximately:

Cost of purchases                              $231,657,000
Proceeds of sales or maturities                $230,267,000

(8) RELATED PARTY TRANSACTIONS
   A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $208,000 for the year ended December 31, 2004.

   The Fund paid approximately $311,000 during the year ended December 31, 2004 to two officers of the Fund for the provision of certain administrative services.

(9) RIGHTS OFFERING
The Fund issued to stockholders of record as of the close of business on July 21, 2003, rights to subscribe for an aggregate of 23,397,095 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. The rights entitled a stockholder to acquire at the subscription price of $1.81 per share one share for each right held. The subscription price was 94% of the average of the last reported sales price of the Fund's Common Stock on the New York Stock Exchange on August 18, 2003, the expiration date and the nine preceding business days. On August 22, 2003 the Fund completed its rights offering. Proceeds of approximately $42,349,000 and shares of 23,397,095 were recorded. In addition, offering expense of approximately $817,000 was netted against the rights offering proceeds in 2003 and $84,000 in 2004.

COMMON AND AUCTION TERM PREFERRED STOCK TRANSACTIONS
From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

COMPLIANCE CERTIFICATIONS
(Unaudited)
On May 25, 2004, your Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by
Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of The New America High Income Fund, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ KPMG LLP

Boston, Massachusetts
February 17, 2005

DIRECTORS
Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad
Marguerite A. Piret

OFFICERS
Robert F. Birch - President
Ellen E. Terry - Vice President, Treasurer
Richard E. Floor - Secretary

INVESTMENT ADVISOR
T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

ADMINISTRATOR
The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
EquiServe Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011
(617) 328-5000 ext. 6406
(800) 426-5523

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
KPMG LLP
99 High Street
Boston, MA 02110

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS

INDEPENDENT DIRECTORS

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                    PRINCIPAL               IN FUND              OTHER
         NAME,          POSITION(s)   TERM OF OFFICE(2)           OCCUPATION(s)            COMPLEX(3)        DIRECTORSHIPS
    ADDRESS(1), AND      HELD WITH      AND LENGTH OF                DURING                 OVERSEEN            HELD BY
     DATE OF BIRTH         FUND          TIME SERVED              PAST 5 YEARS             BY DIRECTOR         DIRECTOR
--------------------   ------------   -----------------   -----------------------------   ------------   ---------------------
   Joseph L. Bower       Director         Director        Professor, Harvard Business          1         Director of Anika
   DOB: 09/21/38                         since 1988       School since 1963 - as                         Therapeutics, Inc.,
                                                          Donald K. David Professor                      Sonesta International
                                                          of Business Administration                     Hotels Corporation,
                                                          since 1986, Senior                             Loews, Corporation
                                                          Associate Dean, Chair of the                   (a conglomerate),
                                                          Doctoral Programs, Chair of                    and Brown Shoe
                                                          the General Management                         Company, Inc.,
                                                          Area, and currently, Chair                     and Trustee of
                                                          of the General Manager                         TH Lee-Putnam
                                                          Program.                                       Emerging
                                                                                                         Opportunities
                                                                                                         Portfolio.

   Bernard J. Korman     Director         Director        Chairman of the Board of             1         Director of
   DOB: 10/13/31                         since 1987       Directors of Philadelphia                      Kramont Realty
                                                          Health Care Trust.                             Trust, Omega
                                                                                                         Healthcare
                                                                                                         Investors, Inc. (real
                                                                                                         estate investment
                                                                                                         trust), and
                                                                                                         Nutramax
                                                                                                         Products, Inc. (a
                                                                                                         consumer healthcare
                                                                                                         products company).

----------
(1) The address for each Director is c/o The New America High Income Fund, Inc. 33 Broad Street, Boston, MA 02109.
(2) Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.
(3)  The New America High Income Fund, Inc. is not part of any fund complex.

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                    PRINCIPAL               IN FUND              OTHER
         NAME,          POSITION(s)   TERM OF OFFICE(2)           OCCUPATION(s)            COMPLEX(3)        DIRECTORSHIPS
    ADDRESS(1), AND      HELD WITH      AND LENGTH OF                DURING                 OVERSEEN            HELD BY
     DATE OF BIRTH         FUND          TIME SERVED              PAST 5 YEARS             BY DIRECTOR         DIRECTOR
--------------------   ------------   -----------------   -----------------------------   ------------   ---------------------
   Ernest E. Monrad(4)   Director         Director        Trustee since 1960 and               1         Trustee Century
   DOB: 5/30/30                          since 1988       Chairman of the Trustees                       Shares Trust and
                                                          from 1969 to May 2001 of                       Century Small
                                                          Northeast Investors Trust;                     Cap Select
                                                          Chairman, Assistant
                                                          Treasurer and a Director
                                                          since 1981 of Northeast
                                                          Investors Growth Fund;
                                                          Director of Northeast
                                                          Investment Management, Inc.,
                                                          Northeast Management &
                                                          Research Co., Inc.

   Marguerite A.         Director         Director        President and Chief                  1         Trustee of Pioneer
   Piret                                 since 2004       Executive Officer, Newbury,                    Funds
   DOB: 5/10/48                                           Piret & Company, Inc.

INTERESTED DIRECTORS AND OFFICERS

   Robert F. Birch(5)    Director and     Director        Mutual Fund Director                 1         Director of
   DOB: 3/12/36           President      since 1992                                                      Hyperion Funds and
                                                                                                         the Brandywine
                                                                                                         Funds

   Richard E. Floor(6)   Director and     Director        Partner through his                  1         Director of
   DOB: 8/3/40            Secretary      since 1987       professional corporation with                  Affiliated Managers
                                                          the law firm of                                Group, Inc.
                                                          Goodwin Procter LLP,
                                                          Boston, Massachusetts

----------

(1) The address for each Director is c/o The New America High Income Fund, Inc. 33 Broad Street, Boston, MA 02109.

(2) Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

(3)  The New America High Income Fund, Inc. is not part of any fund complex.

(4) In accordance with the Fund's By-Laws, Mr. Monrad will not be seeking an additional term as a Fund Director at the 2005 Annual Meeting of Stockholders, but will instead elect Director Emeritus status at the end of his current term.

(5) As the Fund's President, Mr. Birch is an interested person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

(6) Mr. Floor is an interested person of the Fund within the meaning of the 1940 Act because, through his professional corporation, Mr. Floor is a partner of Goodwin Procter LLP, counsel to the Fund.

   Ellen E. Terry (D.O.B. 4/9/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of interested Directors. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. Ms. Terry's address is: c/o The New America High Income Fund, 33 Broad Street, Boston, MA 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer resigns or has been removed.

EquiServe Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011

3709-AR-05

ITEM 2. CODE OF ETHICS.

     As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Finance. The code of ethics is posted on the Fund's web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Fund's Audit and Nominating Committee is comprised solely of Directors who are "independent" as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act. The Board of Directors (a) has determined that each member of the Audit and Nominating Committee is "financially literate" and has "accounting or related financial management experience" as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees. In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an "audit committee financial expert", as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     AUDIT FEES. For fiscal 2004 and 2003, the aggregate fees billed by KPMG LLP ("KPMG"), the Fund's independent public accountants, for audit of the Fund's annual financial statements, review of the semi-annual financial statements and assistance in connection with the Fund's filing of the registration statements totaled $50,000 and $96,000, respectively.

     AUDIT-RELATED FEES. KPMG billed $15,000 and $31,500 for fiscal 2004 and 2003, respectively, for assurance and related services that are reasonably related to the performance of the audit and review of the Fund's financial statements, including quarterly agreed upon procedures related to requirements of the Fund's articles supplementary.

     TAX FEES. During fiscal 2004, KPMG's fees for its professional services related to preparation of the Fund's federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,250. During fiscal 2003, KPMG's fees for its professional services related to preparation of the Fund's federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,000.

     ALL OTHER FEES. KPMG did not provide any other services to the Fund in 2004 or 2003 other than those listed above.

     NON-AUDIT FEES. KPMG did not provide any other services to the Fund in 2004 or 2003 other than those listed above. KPMG's fees for non-audit services in fiscal 2004 billed to T. Rowe Price Group, Inc. ("Price Group") and its subsidiaries totaled approximately $418,600. KPMG's fees for non-audit services in fiscal 2003 billed to Price Group totaled $257,500, other than fees billed for professional services rendered for the audit of the annual financial statements and the reviews of the financial statements included in Forms 10-Q. The Committee has considered and determined that the performance by KPMG of non-audit services to Price Group and its subsidiaries is compatible with maintaining that firm's independence in connection with serving as the Fund's independent public accountants.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Fund has a separately-designated standing audit committee, the Audit and Nominating Committee, established by and amongst the Fund's Board of Directors for the purpose of overseeing the accounting and financial reporting processes of the Fund and audits of the Fund's financial statements. The Audit and Nominating Committee consists of the Fund's Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") - Joseph L. Bower, Bernard J. Korman, Ernest E. Monrad, and Marguerite A. Piret.

ITEM 6.

     This schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      PROXY VOTING POLICIES AND PROCEDURES

     At its June 26, 2003 meeting, the Fund's Board of Directors authorized and directed T. Rowe Price, the Fund's investment adviser, to vote proxies relating to the Fund's portfolio securities in accordance with T. Rowe Price's proxy voting policies and procedures. T. Rowe Price, as an investment adviser with a fiduciary responsibility to the Fund, analyzes the proxy statements of issuers whose stock is owned by the Fund, if any.

     PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops T. Rowe Price's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect stockholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon its own fundamental research, independent research provided by third parties, and information presented by company managements and stockholder groups.

     Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

     T. Rowe Price has retained Institutional Shareholder Services ("ISS"), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

     FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the Fund or Fund stockholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

     CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

     T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

     - ELECTION OF DIRECTORS. T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

     - EXECUTIVE COMPENSATION. T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with stockholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to stockholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.

     - ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES. T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of stockholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to stockholders and the effect on stockholder rights.

     - SOCIAL AND CORPORATE RESPONSIBILITY ISSUES. T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

     MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Because T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

ITEM 8.

     Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The Fund's principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

     (b) There was no change in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund's second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) The code of ethics referenced in Item 2.

     (a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

     (a)(3) Not applicable.

     (b)    The certifications required by Rule 30a-2(b) under the 1940 Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        The New America High Income Fund, Inc.



                                        By: /s/ Robert F. Birch
                                            ------------------------------------
                                        Name:  Robert F. Birch
                                        Title: President and Director
                                        Date:  March 7, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                        By: /s/ Robert F. Birch
                                            ------------------------------------
                                        Name:  Robert F. Birch
                                        Title: President
                                        Date:  March 7, 2005


                                        By: /s/ Ellen E. Terry
                                            ------------------------------------
                                        Name:  Ellen E. Terry
                                        Title: Treasurer
                                        Date:  March 7, 2005